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                                                                    EXHIBIT 10.6

                            DETAILS HOLDINGS CORP.

                    DYNAMIC CIRCUITS 1996 STOCK OPTION PLAN

                                   ARTICLE I

                                Purpose of Plan

     This Stock Option Plan (the "Plan") of Details Holdings Corp. (the "Company"), adopted by the Board of Directors and stockholders of the Company effective as of the Closing Date (as defined in the Stock Contribution and Merger Agreement (the "Agreement") dated as of July 23, 1998 among the Company, Dynamic Circuits Inc. ("DCI") and the stockholders of DCI) (the "Effective Date"), is intended to advance the best interests of the Company by providing directors, executive officers and other key employees of the Company and its Subsidiaries who have substantial responsibility for the management and growth of the Company with additional incentives by allowing such employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "Securities Act").

                                   ARTICLE II

                                  Definitions

     For purposes of the Plan the following terms have the indicated meanings:

     "Board" means the Board of Directors of the Company.

     "Cause" means cause as defined in a Participant's employment agreement with the Company or, if no employment agreement exists, shall mean (i) a Participant's willful and repeated failure to comply with the lawful directives of the Board or such Participant's supervisory personnel consistent with his employment agreement (if any) with the Company, (ii) any criminal act or act of dishonesty, disloyalty, misconduct or moral turpitude by a Participant that is injurious in any significant respect to the property, operations, business or reputation of the Company or any subsidiary thereof after, in the case of non-criminal conduct, notice and an opportunity to cure if such conduct is capable of cure within a reasonable period of time or (iii) material breach by a Participant of his employment agreement (if any) with the Company after notice and opportunity to cure.

     "Change of Control" has the meaning set forth in the Stockholders Agreement dated as of October 28, 1997 among the Company and its Stockholders (as defined therein), as amended from time to time (the "Stockholders Agreement").
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     "Class A-5 Common Stock" means the Class A-5 Common Stock, no par value, of the Company.

     "Class L Common Stock" means the Class L Common Stock, no par value, of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

     "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board.

     "Common Stock" means the Class A-5 Common Stock and the Class L Common
Stock.

     "Fair Market Value" of the Class A-5 Common Stock or Class L Common Stock, as of any date, means the fair market value of one share of such Common Stock as of such date, as determined in good faith by the Committee based on the consolidated results of operations, financial condition and future prospects of the Company and such other factors as the Committee may deem appropriate. Fair Market Value shall be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.

     "Participant" means any executive or other key employee of the Company or any Subsidiary who has been selected to participate in the Plan by the Committee or the Board.

     "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of the Company.

                                  ARTICLE III

                                 Administration

     The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(ii) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan and (iii) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and

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to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.

                                   ARTICLE IV

                         Limitation on Aggregate Shares

     The number of shares of Class A-5 Common Stock with respect to which stock purchase options ("Class A Options") may be granted under the Plan shall not
exceed, in the aggregate,   222,600 shares, and the number of shares of Class L
Common Stock with respect to which stock purchase options ("Class L Options" and together with the Class A Options, the "Options") may be granted under the Plan shall not exceed, in the aggregate, 28,300 shares, in each case subject to adjustment in accordance with paragraph 6.5. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall not be available to be granted under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                   ARTICLE V

                                     Awards

     5.1  Grant of Options.  As provided in the Agreement and in accordance with
Section 6.5 of DCI's 1996 Stock Option Plan, options to acquire common stock, $.001 par value, of DCI have been converted into Options as of the Closing Date. Options granted under the Plan shall be nonqualified stock options within the meaning of the Code. The exercise price per share of Common Stock under each Option shall be as set forth in the applicable Employment Agreement or Option Agreement, as appropriately adjusted pursuant to the provisions of paragraph
6.5. The term of each Option shall be as set forth in the applicable Employment Agreement or Option Agreement. As a condition to the receipt of Options, the Participant shall agree to be bound by the Stockholders Agreement. No Options shall be granted hereunder after the Closing Date.

     5.2 Exercise Procedure. Options shall be exercisable by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made (i) in cash (including check, bank draft or money order), (ii) at the discretion of the Committee, by delivery of a full recourse promissory note bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code as of the date of purchase or exercise (a "Note"), (iii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise or (iv) a combination of the foregoing.

     5.3  Conditions and Limitations on Exercise.

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          (a)  Options shall vest and become exercisable as set forth in the applicable Employment Agreement or Option Agreement.

          (b) Except to the extent set forth in any Employment Agreement or Option Agreement or in clause (c) below, in the event of (i) a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert or (ii) a dissolution or liquidation of the Company (any of the foregoing, a "Covered Transaction"), all outstanding Options (other than shares of Stock that are outstanding and fully vested) will be forfeited as of the effective time of the Covered Transaction unless assumed by an acquiring or surviving entity or its affiliate as provided in the following sentence. In connection with any Covered Transaction in which there is an acquiring or surviving entity, the Committee may provide for substitute or replacement awards from, or the assumption of Options by, the acquiring or surviving entity or its affiliates, any such substitution, replacement or assumption to be on such terms as the Committee determines; but if there is no acquiring or surviving entity, or if the Committee does not so provide for the substitution, replacement or assumption of Options in connection with the Covered Transaction, all Options which shall not have theretofore expired and/or been canceled, terminated or forfeited shall automatically vest in full and become exercisable immediately prior to the Covered Transaction.

          (c) Notwithstanding the foregoing, all Options which shall not have theretofore expired and/or been canceled, terminated or forfeited shall automatically vest in full upon a Change of Control. In the event of a Change of Control, the Committee may provide, in its discretion, that the outstanding Options shall become immediately exercisable and/or that such Options shall terminate if not exercised as of the date of the Change of Control or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Change of Control over the exercise price of such Options.

     5.4  Expiration of Options.

          (a) Normal Expiration. In no event shall any part of any Option be exercisable after August 19, 2006 or earlier stated date of expiration thereof.

          (b) Early Expiration Upon Termination of Employment. Except as otherwise provided in the applicable Employment Agreement or Option Agreement, upon termination for any reason of a Participant's employment by the Company and its Subsidiaries, all Options or portions thereof held by such Participant that are not vested and exercisable on the date of such termination shall expire and be forfeited as of such date. Subject to the provisions of Section 5.3, all vested Options held by such Participant upon such termination shall expire to the extent not theretofore exercised within 90 days following the date of such termination (or 12 months following the date of such termination in the case of termination because of the Participant's

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death). Subject to the provisions of Section 5.3, all unvested Options held by such Participant which vest after such termination in accordance with such Participant's Employment Agreement shall expire as set forth in such Employment Agreement. Notwithstanding the foregoing, in the event of termination of a Participant's employment for Cause, all Options held by such Participant (whether or not vested) shall expire and be forfeited on the date of such termination.

                                   ARTICLE VI

                               General Provisions

     6.1 Written Agreement. Each Option granted hereunder shall be embodied in a written agreement (an "Employment Agreement" or "Option Agreement", as applicable) which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

     6.2 Listing, Registration and Legal Compliance. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

     6.3 Options Not Transferable. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his or her legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder to such Participant may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options will pass by will or the laws of descent and distribution.

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     6.4  Withholding of Taxes.  The Company may, if necessary or desirable, withhold from any amounts due and payable by the Company to any Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any issuance or exercise of Options granted under the Plan to such Participant, and the Company may defer such issuance or exercise unless indemnified to its satisfaction against the payment of any such amount.

     6.5 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable.

     6.6 Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.7 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below.

     6.8 Amendment of Outstanding Options. The Committee may amend or modify any Option in any manner; provided that, except as expressly contemplated elsewhere herein or in any Employment Agreement or Option Agreement, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

     6.9 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by

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them in satisfaction of a judgment in any such action, suit or proceeding;
provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph 6.9 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

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